Exhibit 99.1

Agenus R&D Day May 14th 2015

Driving the immune a system to fight cancer and infectious disease

Note Regarding Forward-Looking Statements

This presentation contains forward-looking statements. These forward-looking statements are subject to risks and uncertainties, including the factors described under the Risk Factors section of our Quarterly Report on form 10-Q filed with the Securities and Exchange Commission on May 1, 2015 and made available on our website at www.agenusbio.com. When evaluating Agenus’ business and prospects, careful consideration should be given to these risks and uncertainties. These statements speak only as of the date of this presentation, and Agenus undertakes no obligation to update or revise these statements. This presentation and the information contained herein do not constitute an offer or solicitation of an offer for sale of any securities.

2

Introduction Garo Armen, PhD

Immuno-Oncology Overview Bob Stein, MD, PhD

Tumor Recognition John Castle, PhD

Glioblastoma (GBM) Orin Bloch, MD—NW U

Agenus / 4-Antibody Robert Burns, PhD

Monoclonal Antibodies Marc van Dijk, PhD

Checkpoint Modulators (CPMs) Nicholas Wilson, PhD

Combination Immunotherapy Charles Drake, MD—JHU

Science Wrap-up Bob Stein, MD, PhD

Discussion – Q&A All

Closing Remarks Garo Armen, PhD

Three Synergistic Immune-Modulating Platform

Poised to Create Best-in-Class Immunotherapies

+ Ph 2 in ndGBM

+ Ph 2 w HerpV

Heat Shock Protein-Based Vaccines

QS-21 Checkpoint Stimulon® Modulators

+ Ph 3 Malaria Adjuvant (CPMs)

+ Ph 3 Shingles

4

Merck/Agenus CPM Collaboration: Focus on Oncology

Established April 2014

Uses Agenus’ monoclonal antibody platform

Two undisclosed targets

Financial considerations

Merck pays all R&D costs

Up to $100 MM milestones per successful compound Mid-single digit royalties

5

Incyte/Agenus Immuno-Oncology Collaboration

Established February 2015 Initial focus on 4 CPM targets:

– GITR and OX40 agonists

– TIM-3 and LAG-3 antagonists

Financial considerations

$60M upfront (with equity investment) Up to $350M in milestones for lead programs

Royalty bearing products (TIM-3, LAG-3): 6%-12% royalty rate 50:50 cost and profit share programs (GITR, OX40)

6

Agenus Pipeline

Partnered Not Partnered

7

QS-21 Stimulon® Saponin Adjuvant

Generates strong antibody and cell-mediated immune responses Safe & well tolerated in >50,000 people

8

Robust Phase 3 Results with Shingles Vaccine

GSK Merck

Efficacy: 97% 50-70%

1	out of 3 people will get shingles in their lifetime

Target population: 370M

R&D Day

Introduction Garo Armen, PhD

Immuno-Oncology Overview Bob Stein, MD, PhD

Tumor Recognition John Castle, PhD

Glioblastoma (GBM) Orin Bloch, MD—NW U

Agenus / 4-Antibody Robert Burns, PhD

Monoclonal Antibodies Marc van Dijk, PhD

Checkpoint Modulators (CPMs) Nicholas Wilson, PhD

Combination Immunotherapy Charles Drake, MD—JHU

Science Wrap-up Bob Stein, MD, PhD

Discussion – Q&A All

Closing Remarks Garo Armen, PhD

The Immune System… defends from enemies from without

The Immune System… defends from enemies from without & within

Immunological Surveillance

Macfarland Burnet (1957): “It is by no means inconceivable that small accumulations of tumour cells may develop and because of their possession of new antigenic potentialities provide an effective immunological reaction with regression of this tumor and no clinical hint of its existence.”

Accumulated Mutations Drive Cancers

Various carcinogens (sun, smoke, gamma

Approximately 1% rays, etc.) of mutations produce stochastic produce mutant mutations proteins (<0.03% of genome)

A handful hit growth- A fraction of these related genes, driving produce potential T-cell malignancy neo-epitopes – potential (5-10) basis for immune rejection (1-20+)

Cancer- In Limbo between Self & Non-Self

Mutational Heterogeneity in Cancer

Taking off brakes may be enough

May need agonists, Unclear how widely vaccines, adjuvants, etc.

Immuno-Rx will work

Lawrence MS et al. Nature 2013; 499: 214-18

100 mutations per Mbase = 0.01% of genome

Agenus R&D Day

Heat-Shock-Protein (HSP)-based Vaccines

A strategy for Tumor-Specific Immuno-education

Pre-Clinical Overview

The Immune System Can Defeat Cancer

The Observations that led to Agenus

TUMOR A TUMOR A or B CELLS INJECTED CELLS INJECTED

Tumor mass is resected

from mouse Mouse cured of tumor A immune to tumor A

Naïve mouse Mouse forms Mouse Cured tumor mass Of Tumor A

Mouse cured of

Requires immune system tumor A NOT

immune

Requires T Cells & NK Cells to tumor B

Mouse Cured

Of Tumor A

Adapted from Srivastava 2002 Ann Rev Immunol 20:395

Immunity is Individually *Tumor Specific*

10 different methylcolanthrene-induced murine fibrosarcomas

Tumors Used to Immunize (columns) / **Tumors Used to Challenge** (rows)

	A	B	C	D	E	F	G	H	I	J
A	+	-	-	-	-	-	-	-	-	-
B	-	+	-	-	-	-	-	-	-	-
C	-	-	+	-	-	-	-	-	-	-
D	-	-	-	+	-	-	-	-	-	-
E	-	-	-	-	+	-	-	-	-	-
F	-	-	-	-	-	+	-	-	-	-
G	-	-	-	-	-	-	+	-	-	-
H	-	-	-	-	-	-	-	+	-	-
I	-	-	-	-	-	-	-	-	+	-
J	-	-	-	-	-	-	-	-	-	+

Basombrio 1970 Cancer Res. 30:2458

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18

Heat Shock Protein Fractions Confer Immunity


hsp70
hsp90
hsp110
gp96
grp170
CRT
Tumor cell
Proteins liberated from tumor cell
Proteins tested in tumor rejection assays
Heat Shock Proteins (HSP) elicit anti-cancer immunity


Rx
Rx
Tumor Challenge
DAY
0
7
14
MONITOR TUMOR GROWTH


Tumor size
Days post tumor challenge

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19

Heat Shock Proteins (HSPs)

Quality Control for the Intracellular Proteome

Cellular Peptides Chaperoning by HSPs

Mutated / Normal

Abundant class of intracellular proteins Constantly sample intracellular proteome Sense and manage misfolded proteins Natural role in immune recognition of damaged cells, non-self antigens

Prophage Mechanism of Action

Cell

D8+ T Cell

IL-12 NK Cell

TNF? MCP-1 IL-1?

MIP-1á

GM-CSF

RANTES NO

Modified from

Heat-Shock-Protein (HSP)-based Vaccines

Personalized Immuno-education

Clinical Overview

Agenus R&D Day

Prophage confers tumor-specific immunity

Tumor Heat Shock Protein bound tumor antigens

Prophage

Intradermal injection

Prophage: Sporadic Efficacy in Previous Studies

Patient remains disease-free at 10+ years

Before 16 Months 32 Months Prophage Post-Treatment Post-Treatment

Belli F et al., J Clin Oncol 2002;20:4169-4180

Prophage Clinical Summary

Autologous Cancer Vaccine Practical logistics Cost-effective manufacture Pharmaceutically tractable Well-tolerated

Promising efficacy signal in newly diagnosed GBM Phase 3 ready program with near-term registration opportunity Potential synergy with CPMs

R&D Day

Introduction Garo Armen, PhD Immuno-Oncology Overview Bob Stein, MD, PhD

Tumor Recognition John Castle, PhD

Glioblastoma (GBM) Orin Bloch, MD—NW U Agenus / 4-Antibody Robert Burns, PhD Monoclonal Antibodies Marc van Dijk, PhD Checkpoint Modulators (CPMs) Nicholas Wilson, PhD Combination Immunotherapy Charles Drake, MD—JHU Science Wrap-up Bob Stein, MD, PhD Discussion – Q&A All Closing Remarks Garo Armen, PhD

Agenus R&D Day

Immunological Recognition and Rejection of Tumors

The genetic basis of patient-specific immunity

Next-Generation Sequencing (NGS)

Tumor DNA sequence data

Next-Generation Sequencing (NGS)

Tumor DNA sequence data

Terabytes of data

Next-Generation Sequencing (NGS)

Tumor DNA sequence data

Terabytes of data

EFKHIKAFDRTFANNPGPMVVFATPGM Protein-changing EFKHIKAFDRTFADNPGPMVVFATPGM mutations

Genome Sequencing Costs Have Plummeted!

The first human genome cost $3 billion and took 10 years. A genome can now be sequenced in one week for $3 thousand

We Can Now Determine Tumor Genomes

Reoccurring tumor mutation

Genes Patient tumors

Each dot is a tumor mutation

Patient-specific tumor mutations

PJ Stephens et al. Nature, 1-5 (2012)

Tumors Typically Have 10 To 500 Protein-changing Mutations


AML
Thyroid
Breast
Renal chromophobe
Lower grade glioma
Ovarian
Prostate
Adrenal
Renal clear cell
Glioblastoma
Renal papillary cell
Endometrial
Uterine carcinosarcoma
Pancreas
Colon
Rectum
Cervical
Head and neck
Stomach
Bladder
Lung adenocarcinoma
Lung squamous cell
Melanoma
1000
750
500
250
0
Mutated proteins
9 14 28 29 33 39 39 43 47 51 52 52 57 67 73 78 92 99 123 163 183 215 266
Median per tumor



agenus

J. Castle, Agenus proprietary analysis of TCGA tumor profiles

33

Tumor Mutations

Tumors typically have between 10 and 500 protein mutations Over 98% mutations are unique to the specific tumor

DNA Tumor cells mutations

Tumor Mutations

Tumors typically have between 10 and 500 protein mutations Over 98% mutations are unique to the specific tumor

Identify immunogenic mutations

DNA Tumor cells mutations

How Can The Immune System “See” Mutations?

Many challenges to become an effective neo-antigen

DNA mutation in protein Transcribed to RNA Translated to protein Processed by proteasomes Transported to the ER Loaded onto MHCs (must fit) Transported to the cell surface

Stay on patient’s MHCs Be sufficiently “non-self”

Be recognized by a TCR that has not been deleted or tolerized

Cells Displaying Neo-antigens Recognized as Non-self by CD8+ T Cells Can Be Destroyed

Immunogenic Mutations in Patients

GBM patient 020-002 GBM patient 020-006

HLA types HLA types

HLA-A*02:01 HLA-A*29:02 HLA-B*35:03 HLA-B*44:03 HLA-C*16:01

HLA-A*01:01 HLA-A*68:01 HLA-B*37:01 HLA-B*51:01 HLA-C*06:02 HLA-C*15:02

Mutations

101 protein mutations

50 expressed

23 HLA presented (immunogenic)

Mutations

127 protein mutations

50 expressed

27 HLA presented (immunogenic)

Tumors With Many Immunogenic Mutations Respond to Inhibitory CPMs Like anti-PD-1 and anti-CTLA-4

Predict response to CTLA4 & PD1 therapies

Identify immunogenic mutations

DNA Tumor cells mutations

Tumors With Many Immunogenic Mutations Respond to Inhibitory CPMs Like anti-PD-1 and anti-CTLA-4

Predict response to CTLA4 & PD1 therapies

Identify immunogenic mutations

DNA Tumor cells mutations

Mutant Protein Vaccination For Patients With Fewer Immunogenic Mutations

Predict response Use mutant to CTLA4 & PD1

proteins for therapies vaccination

Identify immunogenic muteins

DNA Tumor cells mutations

Mutant Peptide Vaccination

Melanoma 563 expressed 50 of 50 B16F10 cells missense confirmed mutations

Exploiting the Mutanome for Tumor Vaccination Castle et al., 2013

Mutant Peptide Vaccination

Melanoma 563 expressed 50 of 50 Immunize with B16F10 cells missense confirmed mutation peptide mutations

Exploiting the Mutanome for Tumor Vaccination Castle et al., 2013

Mutant Peptide Vaccination

ELISPOT Wild type & mutated

16 of 50 mutations immunogenic

Melanoma 563 expressed 50 of 50 Immunize with B16F10 cells missense confirmed mutation peptide mutations

Exploiting the Mutanome for Tumor Vaccination

Castle et al., 2013

Mutant Peptide Vaccination

ELISPOT Wild type & mutated

16 of 50 mutations immunogenic

Melanoma 563 expressed 50 of 50 Immunize with B16F10 cells missense confirmed mutation peptide mutations Tumor challenge

40% mice survive

Exploiting the Mutanome for Tumor Vaccination

Castle et al., 2013

Humans and Tumors Are Unique

The immune system recognizes mutated proteins

Tumors harbor a unique set of mutations

Mutated proteins are recognized by HSPs

Prophage vaccines target tumor- and patient-specific mutations

HSP-based Vaccines Target Multiple Mutations And Function As Personalized, Patient-specific Immunotherapies

Prophage

Patient individualized tumor vaccine

Purify heat-shock proteins (HSPs) complexed with muteins

Benefits

Prophage inherently captures the individuality of tumors and patients

By understanding the process, we:

Identify patients who will respond to our therapies Enable immuno-monitoring of patients in our clinical trials Can synthesize fully recombinant individualized vaccines

Identify immunogenic mutations

DNA Tumor cells mutations

R&D Day

Introduction Garo Armen, PhD Immuno-Oncology Overview Bob Stein, MD, PhD Tumor Recognition John Castle, PhD Glioblastoma (GBM) Orin Bloch, MD—NW U

Agenus / 4-Antibody Robert Burns, PhD

Monoclonal Antibodies Marc van Dijk, PhD Checkpoint Modulators (CPMs) Nicholas Wilson, PhD Combination Immunotherapy Charles Drake, MD—JHU Science Wrap-up Bob Stein, MD, PhD Discussion – Q&A All Closing Remarks Garo Armen, PhD

R&D Day

Introduction Garo Armen, PhD Immuno-Oncology Overview Bob Stein, MD, PhD Tumor Recognition John Castle, PhD Glioblastoma (GBM) Orin Bloch, MD—NW U Agenus / 4-Antibody Robert Burns, PhD

Monoclonal Antibodies Marc van Dijk, PhD

Checkpoint Modulators (CPMs) Nicholas Wilson, PhD Combination Immunotherapy Charles Drake, MD—JHU Science Wrap-up Bob Stein, MD, PhD Discussion – Q&A All Closing Remarks Garo Armen, PhD

Agenus Integrated Antibody Discovery

Dedicated to Making Best in Class Antibody Drugs

Target binding

- **Retrocyte Display™**
  Fully human repertoire displayed on mouse pre-B cells
  10^9 Antibody library
- **Yeast Display (SECANT®)**
  Display of full length IgG through biotin attachment
  $5x10^9$ Antibody library
- **Phage Display**
  ScFv or Fab format
  Massive diversity $>10^{10}$
  Differentiated screening options



Effector Functions

- **Fc-engineering**
  Modulation of effector functions
  DuoBody® bi-specific technology
- **Computational Biology**
  Bioinformatics
  Integrating structure and function data to understand MOA; Structure-guided optimization; Epitope analysis

MOA / Product



Immuno-Biology
Immunological assays can be leveraged across multiple TAs to and used to determine appropriate isotype formats for product development



Development Expertise
Extensive internal development expertise

Key components profiled

○ Currently accessed through CRO

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51

Key Components – Retrocyte Display™

Retroviral transduction of human heavy and light chain antibody genes

huIgG VH

á

â Ig

——Ig -Ig Igá â

Mouse pre-B cells huIgG

Multi- Top Leads VL Natural folding, parameter pairing, and Fully human high screening anchoring diversity stable methods antibody libraries

Iterations to identify high quality lead

Key Components – SECANT® Yeast Display

Biotinylated antibody is secreted and captured by the avidin on the surface of the same cell

Biotin Ligase

Key Components – SECANT® Yeast Display

A library of yeast cells displaying captured antibodies is exposed to fluorescently labeled target antigen. Yeast cells displaying an antibody recognizing the target are isolated by FACS

Multiple parameter

FACS selection

Key Components – SECANT® Yeast Display

After selection by FACS the isolated yeast cell will continue to grow, causing avidin to progressively disappear and antibody to be released into the medium

Biotin Ligase

Key Components – Phage Display

Phage Display Highlights

Use of VH and VL gene repertoires in well-established • Workhorse technology phage-display screening cycle • Very large libraries to provide maximum diversity

Flexible selection conditions (pH, temperature)

Primary utility generation of hit panel

ScFv or Fab format

Currently accessed through CRO

Key Components – Bi-specific Format

Mix & screen technology, product-ready format

Single-point mutant, homodimeric formats expressed and mixed under permissive conditions allows recombination into bi-specific formats with high efficiency

Application

combinations are key in immuno-oncology Generates new MoA

Next generation compounds

Modular Platform Components Interchangeable and Complementary

Key Antibody Discovery Deployable Agenus Platform Objective Process Steps Components

Lead Retrocyte SECANT® Speed & Phage Display Generation Display™ Yeast Display Diversity

Retrocyte Efficacy, Lead Fc Engineering Differentiation Display™ Optimization Developability

Candidate Cell line & CMC

Development Product development Validation

Product Development

Agenus Integrated Discovery Platform

Retrocyte Display™
Fully human repertoire
displayed on mouse pre-B cells
10^9 Antibody library

Yeast Display (SECANT®)
Display of full length IgG through
biotin attachment
5×10^9 Antibody library

Phage Display
ScFv or Fab format
Massive diversity >10^{10}
Differentiated screening options

Fc-engineering
Modulation of effector functions
DuoBody® bi-specific technology
(*Genmab research License*)



Computational Biology
Bioinformatics
Library design; Integrating structure
and function data to understand
MOA; Structure-guided optimization;
Epitope analysis



Immuno-Biology
Immunological assays can
be leveraged across
multiple TAs to and used to
determine appropriate
isotype formats for product
development



Development Expertise
Extensive internal
development expertise

○ Currently accessed through CRO

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59

R&D Day

Introduction Garo Armen, PhD Immuno-Oncology Overview Bob Stein, MD, PhD Tumor Recognition John Castle, PhD Glioblastoma (GBM) Orin Bloch, MD—NW U Agenus / 4-Antibody Robert Burns, PhD Monoclonal Antibodies Marc van Dijk, PhD

Checkpoint Modulators (CPMs) Nicholas Wilson, PhD

Combination Immunotherapy Charles Drake, MD—JHU Science Wrap-up Bob Stein, MD, PhD Discussion – Q&A All Closing Remarks Garo Armen, PhD

Targets Across the Spectrum of Tumor Immunity

Equipped to treat a range of human cancers

Modified Chen et al., 2013

*Anti-OX40

*Anti-GITR

*Anti-TIM-3 *Anti-LAG-3

Novel Platforms

Vaccine

Platforms Anti-PD1

Anti-CTLA-4

Partnered with INCY: GITR, OX40 agonist antibodies and TIM3, LAG3 antagonist antibodies

Antibody Discovery at Agenus


Antibody Discovery Platforms
Many Hits
(100s+)
50+
Lead/Back-up
Nomination
(n=2)

Key Filters:	Examples:
Target Binding	Recombinant proteins, cell lines (over-expressing, endogenous)
Species cross-reactivity	Human/NHP/rodent
Target selectivity	Related family members
CDR diversity from panning	Sequencing (NGS)
Blocking/non-blocking	Flow cytometry (cell lines), recombinant proteins (Luminex)
Cross-competition/Affinity	Reference antibodies (Flow cytometry (EC50), affinity (SPR))
Functional evaluation	Reporter gene assay(s)
Mechanistic evaluation	Primary human/NHP functional assays
Developability assessment	Tm, pI, yield, aggregation, IP, immunogenicity risk, PTM evaluation/stress test *etc…*

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62

Antibodies Are Naturally Bifunctional

Variable region defines interaction with target antigen IgG Fc region dictates half-life, antibody dependent cellular cytotoxicity (ADCC), CDC, phagocytosis (ADCP)…

Activating Inhibitory Activating

Modified: Pietersz et al., Nature Review Drug Discovery 2012

Two Functionally Distinct Classes Of Fc? Receptors: Activating And Inhibitory

Example: Rituxan

Clynes et al., Nat Med 2000

Nimmerjahn and Ravetch Nat. Rev. Imm. 2008

Inhibitory Fc?RIIB Mediates Receptor Forward Signaling By Anti-TNFR Antibodies

Cross-linking (Forward signaling)

E.g: Anti-CD40/DR5

Wilson NS et al., Cancer Cell, 2011 Li et al., Science 2011 White et al., JI 2011

Nimmerjahn and Ravetch Nat. Rev. Imm. 2008

Canonical View of GITR Forward Signaling in T Cells

Naïve GITR -L

T cell

GITR expression

upregulated

Initial 24-72 hrs

priming

Activated

mature DC

No GITR

stimulus GITR

Secondary engagement

expansion

Effector phase

Reduced T cell Enhanced effector T cell

expansion/survival expansion/survival

Decreased Increased proinflammatory

cytokine production cytokine production

Adapted from: Current Opinion in Immunology 2012

Model for GITR Agonist Immunotherapy of Cancer

Cohen & Schaer et al. PloS ONE 2010 May 3;5(5) Schaer et al. Cancer Immunology Research 2013 Nov 5

Schaer, Murphy & Wolchok Current Opinion in Immunology 2012, 24:217–224

Fc? Receptors Contribute To The Activity Of Antibodies Targeting Immune Regulatory Molecules

TNFRs

?

Modified: Mellman et al., Nature 2011 Modified: Pietersz et al., Nature Review Drug Discov 2012

Partnered with INCY: GITR, OX40 agonist antibodies and TIM3, LAG3 antagonist antibodies

Preclinical: Anti-OX40 (OX86) and Anti-GITR (DTA-1) Require Intact Fc?R Interactions to Exert Anti-Tumor Activity In Vivo

Colon26 model Control DTA-1 mIgG2a DTA-1 (N297A)

700 700 700 600 600 600

3)

(mm 500 500 500

Anti-GITR

400 400 400

Volume 300 300 300 200 200 200 100 100 100

0 0 0

0 3 6 9 12151821 0 3 6 9 12151821 0 3 6 9 12151821

Control OX86 mIgG2a OX86 (N297A)

700 700 700 600 600 600

)

3	500 500 500

Anti-OX40 (mm

400 400 400

Volume 300 300 300 200 200 200 100 100 100

0 0 0 Bulliard et al., JEM 2013

0 3 6 9 12151821 0 3 6 9 12151821 Bulliard et al., ICB 2014

0 3 6 9 12151821

Days

Old Paradigm: Activating Fc?Rs Enhance Cytotoxic Antibodies, Inhibitory Fc?RIIB Facilitates Antibody-Mediated Forward Signaling

Anti-CD20 Anti-CD40 Anti-EGFR Anti-DR4 Anti-Her2 Anti-DR5

Anti-FGFR3 Anti-CD27 Anti-CD19 Anti-CD30

Other… Anti-CD95

Modified from: Nimmerjahn F and Ravetch, J Cancer Immunol. 2012

Activating Fc?Rs Are Required for Anti-tumor Activity of Agonist GITR and OX40 Antibodies

Anti-GITR Anti-OX40 Bulliard et al., JEM 2013

Colon26 tumor model

Bulliard et al., ICB 2014

Control

Wild type

100% CR

GITR and OX40 Are Expressed By Multiple Immune Cell Subsets Within The Tumor Microenvironment


Hematopoetic origin
• Granulocyte
• Eosinophil
• NK cell
• Platelet
• Mast cell
• B cell
• Macrophage
• CTL
• T_{reg}
• Dendritic cell
• MDSC
Tumor microenvironment
Vascular endothelium
Mesenchymal origin
• Pericyte
• Fibroblast

Croft et al., Ann. Rev. of Immunol. 2010
Restifo et al., Cancer Res 2012

Cell type	GITR	OX40
B cells	++	+/-
Naive CD4 T cells	+	-
Naive CD8 T cells	+	-
Regulatory T cells	++++	+++
Activated CD4 T cells	+++	++
Activated CD8 T cells	+++	++
Macrophages	+	-
NK cells	++	+
NK T cells	++	+
DCs (lymphoid/myeloid)	-/+	-
Monocytes/Macrophages	++	-
Granulocytes/Neutrophils	-	+/-
Colon26	-	-

Qualitative summary only. Differences in human and mouse expression are not accounted for.

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72

Intra-Tumoral Regulatory T Cells Express High Levels of GITR and OX40. Antibody Treatment Leads to Depletion

Bulliard et al., JEM 2013 Colon26 model Bulliard et al., ICB 2014

GITR expression OX40 expression

Tregs

Tregs

Preclinical: Selective Intratumoral Treg Depletion is Rapid, and Requires Fc?R Co-engagement

Colon26 model Kinetics of Tregs depletion (within the tumor)

7.0

Control

CD4+ 6.0 DTA-1 mIgG2a

Tumor

5.0 DTA-1 N297A

FoxP3+ cells 4.0

T

of 3.0

node

2.0 28-fold

Lymph Density 1.0

0.0

0 1 2 3 4 5 6

Days post-treatment

Bulliard et al., JEM 2013

Bulliard et al., ICB 2014

Comparable results obtained with anti-OX40 surrogate antibody (clone OX86)

Translation to Human Tumors:

Intratumoral Regulatory T Cells Overexpress OX40

Mouse Healthy Donor Tumor Colon tumor model (CT26) PBMCs TILs

Tconv Treg Tconv Treg

A D B E C F

Bulliard Y et al., JEM 2013 Waight et al., Agenus unpublished data

Antibody Co-Engagement of Fc?Rs Depletes Intra-Tumoral Regulatory T Cells (Examples: GITR & OX40)

GITR & OX40 agonist antibodies deplete intratumoral Tregs Smyth M. et al., ICB 2014 Bulliard Y. et al., ICB 2014 Bulliard Y. et al., JEM 2013 Simpson et al., JEM 2013

Shelby et al., Can. Immunol. Res. 2013

GITR & OX40 agonist

GITR & OX40 agonist antibodies promote antibodies drive Teff Teff resistance to activation/expansion Treg suppression

Targets Across the Spectrum of Tumor Immunity

Equipped to treat a range of human cancers

Modified Chen et al., 2013

*Anti-OX40 *Anti-GITR

*Anti-TIM-3 *Anti-LAG-3

Novel Platforms

Vaccine

Platforms Anti-PD1

Anti-CTLA-4

Partnered with INCY: GITR, OX40 agonist antibodies and TIM3, LAG3 antagonist antibodies

Clinical Candidate: Anti-GITR Agonist Antibody (Planned IND 2015)

Goal: Differentiated mechanism of action for best-in-class potential

Example: Enhanced poly-functional T cell response by GITR agonism

Donor ID#XXXX Isotype

CD4+ 3% 3% 0% 1% T cells

12% 2%

10% 11% 3% 3% CD8+ T cells

ã

IFN

12% 5%

Reference: Agenus unpublished data

Clinical Candidate: Anti-OX40 Agonist Antibody (Planned IND 2016)

Goal: Differentiated mechanism of action for best-in-class potential

Example: Anti-OX40 antibody-mediated T cell modulation


Fold Cytokine Induction
8
6
4
2
0
No antibody
Isotype
Ref Ab 1
Ref Ab 2
Agenus

Reference: Agenus unpublished data

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79

Generating High-quality Antibodies is a Great Start Understanding the Target Biology is also Critical (e.g., TIM-3)

Complex biology Preclinical data

?

Days post tumor implantation

Sakuishi K et al. JEM 2010

The complexity is both a challenge and an opportunity!

Checkpoints – The Beginning of Understanding

B7-1/CD80 4-1BB/CD137 TIM3 2B4/CD244/SLAMF4 B7-2/CD86 4-1BB Ligand GAL-9 BLAME/SLAMF8 B7-H1/PD-L1 CD27 CD2 CD2

B7-H2/B7RP1/ICOS-L CD27 Ligand/CD70 CD7 CD2F-10/SLAMF9 B7-H3 CD30 CD53 CD48/SLAMF2 B7-H4 CD30 Ligand CD82/Kai-1 CD58/LFA-3 B7-H5/VISTA CD40 CD90/Thy1 CD84/SLAMF5 CD28 CD40 Ligand CD96 CD229/SLAMF3 ICOS HVEM CD160 CRACC/SLAMF7 PD-L2/B7-DC LIGHT CD200 NTB-A/SLAMF6 PDCD6 DR3 OX-2R (CD200R) SLAM/CD150 B7-H6 TNF-alpha CD300a/LMIR1Integrin alpha 4 beta 1 B7-H7 TNF-beta CRTAM Integrin alpha 4 beta 7/LPAM-1 BTLA (CD272) TNF RII DAP12 TCL1A

KIRs BAFF/BLyS Dectin-1/CLEC7A TCL1B

DNAM-1 (CD226) BAFF R DPPIV/CD26 TIM-1/KIM-1/HAVCR VSIG4 RELT EphB6 TIM-4 CD31 (PECAM-1) TACI HLA-DR TSLP

PILR-? (FDF03)TL1A Ikaros TSLP R

PILR-? TNRFSF25 Integrin alpha 4/CD49d A2AR

SIRP? TIGIT ( WUCAM, Vstm3) Siglec-5 (CD170) RNF125/TRAC-1 CD47 CD155 Siglec-7 (CD328) CD5 LAIR-1 (CD305) CEACAM1 (CD66a) ILT2 MAFA

BT3.1 CD33 ILT4 NKG2A

BT3.2 EP4 (PGE2 receptor) EP2 (PGE2 receptor) NKG2B BT3.3 NKG2D

Over 100 potential checkpoint proteins

AGENUS HAS ADDITIONAL UNDISCLOSED CPM PROGRAMS

R&D Day

Introduction Garo Armen, PhD Immuno-Oncology Overview Bob Stein, MD, PhD Tumor Recognition John Castle, PhD Glioblastoma (GBM) Orin Bloch, MD—NW U Agenus / 4-Antibody Robert Burns, PhD Monoclonal Antibodies Marc van Dijk, PhD Checkpoint Modulators (CPMs) Nicholas Wilson, PhD Combination Immunotherapy Charles Drake, MD—JHU

Science Wrap-up Bob Stein, MD, PhD

Discussion – Q&A All

Closing Remarks Garo Armen, PhD

CPM Combinations

Combination Therapies Likely Key to Success

With CTLA-4 and PD-1 antagonists, different patients respond differently

– Differences in responses to each CPM or combo

– Differences in time course of response

– Reflects mutational burden, in part

Studies with proxy TAAs such as NY-ESO-1 demonstrate heterogeneity of immune education

– Implies that patients have different baseline degrees of Immune Education and different degrees and types of mechanisms of effector evasion

Redundancy of Inhibitory CPs suggests need for or benefit from patient-specific combination CPM use

Optimal therapy will tailor combination use of CPMs and potentially vaccines to match needs of individual

Cancer- In Limbo between Self & Non-Self

Mutational Heterogeneity in Cancer

Taking off brakes may be enough

May need agonists, Unclear how widely vaccines, adjuvants, etc.

Immuno-Rx will work

Lawrence MS et al. Nature 2013; 499: 214-18

100 mutations per Mbase = 0.01% of genome

Checkpoints and Vaccines Synergize

OX40 agonist and vaccine in mice Vaccine + CTLA-4 inhibitor (ipilimumab) better than either alone in prostate cancer

Jensen et al., 2010 Semin Oncol. 37(5):524-32.

Ipi monotherapy failed in Ph 3 (no stat. sign. vs. placebo)

Importantly: 20% of patients alive at 80 months on

PROSTVAC+ipi 10mg/Kg

Source: 2015 Genitourinary Cancers Symposium, abstract no. 172; Bavarian Nordic press release

HSPPC-96 + Anti-CTLA-4 Ab in Mouse SM1 Therapy

Set-up gp96 gp96 gp96 gp96 gp96 gp96

Day 0 3 4 6 7 9 10 12 15 18 Monitor

tumor growth

SM1 Tumor Ab Ab Ab Challenge (ID)

Results

SM1 (breast cancer)

Buffer Antibody gp96 Antibody + gp96

(mm) 25 25

0/7 (0%) 1/7 (14%) 1/6 (17%) 6/7 (86%)

20 20

15 15 diameter 10 10

5	5 tumor 0 0

. 0 7 12 16 21 25 28 32 36 0 7 12 16 21 25 28 32 36 0 7 12 16 21 25 28 32 36 0 7 12 16 21 25 28 32 36

Avg

Days post tumor challenge

Agenus data

Realizing New Optimized Combination Strategies

An armamentarium to tackle a range of human malignancies

Example: PD-1 and CTLA-4 combination Agenus’ diverse I-O portfolio

Partnered with INCY: GITR, OX40 agonist antibodies and TIM3, LAG3 antagonist antibodies

Postow M et al., NEJM 2015 SMIs

Translational Medicine in Immuno-Oncology

What is the initial pathobiology?

Has the patient seen the tumor as non-self?

What immuno-suppressive mechanisms are blunting recognition of tumor? What checkpoint processes will block tumor killing?

Those already in place and those induced by therapy

What choice of therapy is implied?

What combination of immuno-education strategies and CPMs should we try?

Have we achieved the desired pharmacological effects?

– Have our interventions produced their effects?

Will we achieve clinical benefit?

– Will the interventions lead to tumor control?

– Are we heading toward immune side effects?

– Should we alter the clinical intervention?

R&D Day

Introduction Garo Armen, PhD Immuno-Oncology Overview Bob Stein, MD, PhD Tumor Recognition John Castle, PhD Glioblastoma (GBM) Orin Bloch, MD—NW U Agenus / 4-Antibody Robert Burns, PhD Monoclonal Antibodies Marc van Dijk, PhD Checkpoint Modulators (CPMs) Nicholas Wilson, PhD Combination Immunotherapy Charles Drake, MD—JHU Science Wrap-up Bob Stein, MD, PhD

Discussion – Q&A All

Closing Remarks Garo Armen, PhD

R&D Day

Introduction Garo Armen, PhD Immuno-Oncology Overview Bob Stein, MD, PhD Tumor Recognition John Castle, PhD Glioblastoma (GBM) Orin Bloch, MD—NW U Agenus / 4-Antibody Robert Burns, PhD Monoclonal Antibodies Marc van Dijk, PhD Checkpoint Modulators (CPMs) Nicholas Wilson, PhD Combination Immunotherapy Charles Drake—MD JHU Science Wrap-up Bob Stein, MD, PhD Discussion – Q&A All

Closing Remarks Garo Armen, PhD

Three Synergistic Immune-Modulating Platform

Poised to Create Best-in-Class Immunotherapies

+ Ph 2 in ndGBM

+ Ph 2 w HerpV

Heat Shock Protein-Based Vaccines

QS-21

Checkpoint Stimulon® Modulators

+ Ph 3 Malaria Adjuvant (CPMs)

+ Ph 3 Shingles

Agenus R&D Analysts Day

May 14th. 2015

Driving the immune a system to fight cancer and infectious disease